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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K

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                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                     THE SECURITIES EXCHANGE ACT OF 1934

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          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 10, 2003

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                                NORDSTROM, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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        WASHINGTON                   0-6074                     91-0515058

(STATE OR OTHER JURISDICTION    (COMMISSION FILE           (I.R.S. EMPLOYER
      OF INCORPORATION)              NUMBER)             IDENTIFICATION NO.)



             1617 SIXTH AVENUE, SEATTLE, WASHINGTON     98101
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)   (ZIP CODE)


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      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (206) 628-2111

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                              INAPPLICABLE
         (FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

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ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

(C) EXHIBITS

99.1  Nordstrom June 2003 Preliminary Sales Release, dated July 10, 2003.

ITEM 9. REGULATION FD DISCLOSURE AND ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 10, 2003, Nordstrom, Inc. issued a press release announcing its preliminary June 2003 sales. A copy of this press release is attached as Exhibit 99.1.

                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NORDSTROM, INC.



                                           By:  /s/ David L. Mackie
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                                                David L. Mackie
                                                Vice President and
                                                Corporate Secretary

Dated: July 10, 2003

EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION

99.1          Nordstrom June 2003 Preliminary Sales Release,
               dated July 10, 2003.